25 East Erie Street

Chicago, Illinois 60611

1-800-560-6111

DRIEHAUS INTERNATIONAL SMALL CAP GROWTH FUND

Ticker: *DRIOX

(the “Fund”)

SUPPLEMENT DATED MARCH 8, 2024

TO THE PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

FOR THE FUND DATED APRIL 30, 2023

(the “Prospectus,” “Summary Prospectus,” and “SAI” respectively)

Effective April 30, 2024, Ryan Carpenter will no longer serve as Assistant Portfolio Manager of the Fund. As of such date, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI to reflect the departure of Mr. Carpenter.

The “Portfolio Management – Portfolio Managers” subsection on p.5 of the Summary Prospectus and p. 19 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

Daniel Burr, Portfolio Manager of DCM Portfolio Manager of the Fund since 5/14	David Mouser, Portfolio Manager of DCM Portfolio Manager of the Fund since 9/07	Andrew Srichandra, Assistant Portfolio Manager of DCM Assistant Portfolio Manager of the Fund since 1/23

The biographical information related to Mr. Carpenter is removed from the “Management of the Funds” subsection on p. 61 of the Fund’s Prospectus.

References to Mr. Carpenter are removed from the “Investment Advisory Services” section on p. 50, the “Other Accounts” table at p. 51, “Securities Ownership” table at p. 54 and the deferred compensation plan table at p. 55 of the Fund’s SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

For more information, please call the Driehaus Mutual Funds at 1-800-560-6111